     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 22, 1998



                                                      REGISTRATION NO. 333-49695

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                      ------------------------------------

                                AMENDMENT NO. 1


                                       TO


                                    FORM S-3
                             REGISTRATION STATEMENT
                                   UNDER THE
                             SECURITIES ACT OF 1933
                      ------------------------------------
                          MEDICAL MANAGER CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                    DELAWARE                                            59-3396629
         (State or Other Jurisdiction of                             (I.R.S. Employer
         Incorporation or Organization)                             Identification No.)

                  3001 NORTH ROCKY POINT DRIVE EAST, SUITE 100
                              TAMPA, FLORIDA 33607
                                 (813) 287-2990
  (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                   Registrant's Principal Executive Offices)

                          FREDERICK B. KARL, JR., ESQ.
                  3001 NORTH ROCKY POINT DRIVE EAST, SUITE 100
                              TAMPA, FLORIDA 33607
                                 (813) 287-2990
 (Name, Address, Including Zip Code, and Telephone Number, Including Area Code,
                             of Agent for Service)
                      ------------------------------------

                                   COPIES TO:

               BRADLEY D. HOUSER, ESQ.                                     PETER J. ROMEO, ESQ.
          AKERMAN, SENTERFITT & EIDSON, P.A.                              HOGAN & HARTSON L.L.P.
            SUNTRUST INTERNATIONAL CENTER                                    COLUMBIA SQUARE
           ONE S.E. 3RD AVENUE, 28TH FLOOR                             555 THIRTEENTH STREET, N.W.
              MIAMI, FLORIDA 33131-1704                                WASHINGTON, D.C. 20004-1109
                    (305) 374-5600                                            (202) 637-5600

                      ------------------------------------

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of the Registration Statement.

     If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If the delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                      ------------------------------------

                        CALCULATION OF REGISTRATION FEE


==========================================================================================================================
                                                                 PROPOSED MAXIMUM     PROPOSED MAXIMUM
           TITLE OF EACH CLASS                  AMOUNT TO         OFFERING PRICE     AGGREGATE OFFERING      AMOUNT OF
     OF SECURITIES TO BE REGISTERED           BE REGISTERED         PER SHARE            PRICE (1)       REGISTRATION FEE
--------------------------------------------------------------------------------------------------------------------------
  Common Stock, par value $.01 per
     share...............................       2,875,000           $28.625(1)          $82,296,375         $24,278(2)
==========================================================================================================================


(1) Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457 under the Securities Act.

(2) Previously paid.


    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

================================================================================

                                EXPLANATORY NOTE



     The sole purpose of this Amendment No. 1 to Registration Statement on Form S-3 is to file the form of Underwriting Agreement, as set forth in Item 16 hereto.

ITEM 16.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

     (a) Exhibits


EXHIBIT
NUMBER                                 DESCRIPTION
-------                                -----------
 1        --   Form of Underwriting Agreement
 2.1      --   Agreement and Plan of Reorganization, dated as of September
               30, 1996, by and among the Company, Personalized
               Programming, Inc., PPI Acquisition I Corp. and the
               Stockholder named therein (Incorporated by reference to
               Exhibit 2.1 to the Registrant's Registration Statement on
               Form S-1 (Registration No. 333-13101))
 2.2      --   Agreement and Plan of Reorganization, dated as of September
               30, 1996, by and among the Company, Systems Plus, Inc.,
               Systems Plus Distribution, Inc., SPI Acquisition I Corp.,
               SPDI Acquisition I Corp. and the Stockholder named therein
               (Incorporated by reference to Exhibit 2.2 to the
               Registrant's Registration Statement on Form S-1
               (Registration No. 333-13101))
 2.3      --   Agreement and Plan of Reorganization, dated as of September
               30, 1996, by and among the Company, National Medical
               Systems, Inc., NMS Acquisition I Corp. and the Stockholders
               named therein (Incorporated by reference to Exhibit 2.3 to the Registration Statement on Form S-1 (File No. 333-13101))
 2.4      --   Agreement and Plan of Reorganization, dated as of September
               30, 1996, by and among the Company, RTI Business Systems,
               Inc., RTI Acquisition I Corp. and the Stockholders named
               therein (Incorporated by reference to Exhibit 2.4 to the
               Registration Statement on Form S-1 (File No. 333-13101))
 2.5      --   Agreement and Plan of Reorganization, dated as of September
               30, 1996, by and among the Company, Systems Management,
               Inc., SMI Acquisition I Corp. and the Stockholders named
               therein (Incorporated by reference to Exhibit 2.5 to the
               Registration Statement on Form S-1 (File No. 333-13101))
 2.6      --   Stock for Asset Purchase Agreement dated July 17, 1997, by and among Medical Manager Northeast, Inc., a New York
               corporation; The Computer Clinic, Inc., a New York
               corporation; MedPlus of New York, Inc., a New York
               corporation; Command Solutions, Inc. d/b/a Great Lakes
               Medical Systems, an Ohio corporation; and Michael G.
               Sherman, a resident of the state of New York (Incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K dated August 7, 1997)
 2.7      --   Asset Purchase Agreement dated as of September 10, 1997, by and among Medical Manager Midwest, Inc., Professional
               Management Systems, Inc. and the Stockholders named herein
               (Incorporated by reference to Exhibit 2.1 to the Company's
               Current Report on Form 8-K dated September 25, 1997)
 2.8      --   Purchase Agreement dated as of September 11, 1997, by and
               among Medical Manager Southeast, Inc., National Data
               Corporation, CIS Technologies, Inc., AMSC, Inc. and AMSC
               Midwest, Inc. (Incorporated by reference to Exhibit 2.2 to the Company's Current Report on Form 8-K dated September 25,
               1997)
 2.9      --   Asset Purchase Agreement dated as of December 31, 1997, by and among Medical Manager Corporation, Blue Cross And Blue
               Shield of South Carolina, Companion Technologies
               Corporation, and Companion Technologies of Florida, Inc.
               (Incorporated by reference to Exhibit 2.1 to the Company's
               Current Report on Form 8-K dated January 15, 1998)
 2.10     --   Stock Purchase Agreement dated as of December 31, 1997 by
               and among Medical Manager Corporation, Blue Cross And Blue
               Shield of South Carolina, Companion Technologies
               Corporation, and Companion Technologies Corporation of
               Texas. (Incorporated by reference to Exhibit 2.2 to the
               Company's Current Report on Form 8-K dated January 15, 1998)
 3.1      --   Certificate of Incorporation of the Company (Incorporated by
               reference to Exhibit 3.1 to the Registration Statement on
               Form S-1 (File No. 333-13101))

EXHIBIT
NUMBER                                 DESCRIPTION
-------                                -----------
 3.2      --   Amended and Restated Bylaws of the Company (incorporated by reference to Exhibit 3.2 to the Company's Annual Report on
               Form 10-K filed March 12, 1998)
 4.1      --   Form of Certificate evidencing ownership of Common Stock of the Company (Incorporated by reference to Exhibit 4.1 to
               Amendment No. 2 to the Registration Statement on Form S-1
               (File No. 333-13101))
 4.2      --   Credit Agreement, dated as of January 14, 1998 by and
               between Medical Corporation, a Delaware corporation as
               Borrower, and Barnett Bank, N.A., a national banking
               association, and its successors and assigns as Lender
               (Incorporated by reference to Exhibit 4.2 to the Company's
               Annual Report on Form 10-K filed March 12, 1998)
 5        --   Opinion of Akerman, Senterfitt & Eidson, P.A.*
10.1      --   1996 Long-Term Incentive Plan of the Company (Incorporated
               by reference to Exhibit 10.1 to Amendment No. 3 to the
               Registration Statement on Form S-1 (File No. 333-13101))
10.2      --   Amended and Restated 1996 Non-Employee Directors' Stock Plan
               of the Company (incorporated by reference to Exhibit 10.2 to the Company's Annual Report on Form 10-K filed March 12,
               1998)
10.3      --   Employment Agreement between the Company and Michael A.
               Singer (Incorporated by reference to Exhibit 10.3 to the
               Company's Annual Report on Form 10-K filed April 10, 1997)
10.4      --   Employment Agreement between the Company and Richard W.
               Mehrlich (Incorporated by reference to Exhibit 10.4 to the
               Company's Annual Report on Form 10-K filed April 10, 1997)
10.5      --   Employment Agreement between the Company and John H. Kang
               (Incorporated by reference to Exhibit 10.5 to the Company's
               Annual Report on Form 10-K filed April 10, 1997)
10.6      --   Employment Agreement between the Company and Frederick B.
               Karl, Jr. (Incorporated by reference to Exhibit 10.6 to the
               Company's Annual Report on Form 10-K filed April 10, 1997.)
10.7      --   Employment Agreement, dated as of November 25, 1996, between the Company and Lee A. Robbins (Incorporated by reference to
               Exhibit 10.7 to Amendment No. 2 to the Registration
               Statement on Form S-1 (File No. 333-13101))
10.8      --   Employment Agreement between the Company and Henry W.
               Holbrook (Incorporated by reference to Exhibit 10.8 to the
               Company's Annual Report on Form 10-K filed April 10, 1997)
10.9      --   Employment Agreement between the Company and Thomas P.
               Liddell (Incorporated by reference to Exhibit 10.9 to the
               Company's Annual Report on Form 10-K filed April 10, 1997)
10.10     --   Lease between PPI Holding Company, Inc. and Personalized
               Programming, Inc., dated March 12, 1996, as amended,
               (Incorporated by reference to Exhibit 10.10 to the
               Registration Statement on Form S-1 (File No. 333-13101))
10.11     --   Lease between Liddell, L.L.C. and Systems Management, Inc.
               (Incorporated by reference to Exhibit 10.11 to the Company's
               Annual Report on Form 10-K filed April 10, 1997)
10.12     --   Master License Agreement between Personalized Programming,
               Inc. and Systems Plus, Inc. dated November 15, 1982,
               together with eight addenda thereto (Incorporated by
               reference to Exhibit 10.12 to the Registration Statement on
               Form S-1 (File No. 333-13101))
10.13     --   Management Services Agreement and Option Agreement, dated as of September 1, 1996, between Medix, Inc. and National
               Medical Systems, Inc. (Incorporated by reference to Exhibit
               10.13 to Amendment No. 1 to the Registration Statement on
               Form S-1 (File No. 333-13101))
10.14     --   Stock Purchase Agreement, dated as of December 26, 1996, by and among the Company, National Medical Systems, Inc. and
               Electronic Data Systems Corporation (Incorporated by
               reference to Exhibit 10.14 to Amendment No. 2 to the
               Registration Statement on Form S-1 (File No. 333-13101))
21        --   List of subsidiaries of the Company (incorporated by
               reference to Exhibit 10.2 to the Company's Annual Report on
               Form 10-K filed March 12, 1998)

EXHIBIT
NUMBER                                 DESCRIPTION
-------                                -----------
23.1      --   Consent of Coopers & Lybrand L.L.P.*
23.2      --   Consent of Coopers & Lybrand L.L.P.*
23.3      --   Consent of Coopers & Lybrand L.L.P.*
23.4      --   Consent of Akerman, Senterfitt & Eidson, P.A. (included in its opinion filed as Exhibit 5)*


---------------


* Previously filed.


     (b) Financial Statement Schedules

     None

ITEM 17.  UNDERTAKINGS

     The undersigned registrant hereby undertakes as follows:

          (1) For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance on Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or
     (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it is declared effective.

          (2) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and this Offering of such securities at that time shall be the initial bona fide offering thereof.

          (3) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant, Medical Manager Corporation, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on the 22st day of April, 1998.


                                          MEDICAL MANAGER CORPORATION

                                          By:                  *
                                            ------------------------------------
                                                        John H. Kang
                                                         President


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement on Form S-3 has been signed below by the following persons in their capacities on April 22, 1998.



                  SIGNATURE                                            TITLE
                  ---------                                            -----
                      *                          Chairman of the Board and Chief Executive Officer
---------------------------------------------              (Principal Executive Officer)
              Michael A. Singer

                      *                        Vice President and Chief Financial Officer (Principal
---------------------------------------------            Financial and Accounting Officer)
               Lee A. Robbins

                      *                                        President and Director
---------------------------------------------
                John H. Kang

         /s/ FREDERICK B. KARL, JR.                 Vice President, General Counsel and Director
---------------------------------------------
           Frederick B. Karl, Jr.

                      *                                               Director
---------------------------------------------
              Courtney F. Jones

                      *                                               Director
---------------------------------------------
              Raymond Kurzweil

                      *                                               Director
---------------------------------------------
             Richard W. Mehrlich

                      *                                               Director
---------------------------------------------
               Chris A. Peifer

       By: /s/ FREDERICK B. KARL, JR.
---------------------------------------------
           Frederick B. Karl, Jr.
              Attorney-in-fact

                                 EXHIBIT INDEX


EXHIBIT
NUMBER                                 DESCRIPTION
-------                                -----------
 1        --   Form of Underwriting Agreement
 2.1      --   Agreement and Plan of Reorganization, dated as of September
               30, 1996, by and among the Company, Personalized
               Programming, Inc., PPI Acquisition I Corp. and the
               Stockholder named therein (Incorporated by reference to
               Exhibit 2.1 to the Registrant's Registration Statement on
               Form S-1 (Registration No. 333-13101))
 2.2      --   Agreement and Plan of Reorganization, dated as of September
               30, 1996, by and among the Company, Systems Plus, Inc.,
               Systems Plus Distribution, Inc., SPI Acquisition I Corp.,
               SPDI Acquisition I Corp. and the Stockholder named therein
               (Incorporated by reference to Exhibit 2.2 to the
               Registrant's Registration Statement on Form S-1
               (Registration No. 333-13101))
 2.3      --   Agreement and Plan of Reorganization, dated as of September
               30, 1996, by and among the Company, National Medical
               Systems, Inc., NMS Acquisition I Corp. and the Stockholders
               named therein (Incorporated by reference to Exhibit 2.3 to the Registration Statement on Form S-1 (File No. 333-13101))
 2.4      --   Agreement and Plan of Reorganization, dated as of September
               30, 1996, by and among the Company, RTI Business Systems,
               Inc., RTI Acquisition I Corp. and the Stockholders named
               therein (Incorporated by reference to Exhibit 2.4 to the
               Registration Statement on Form S-1 (File No. 333-13101))
 2.5      --   Agreement and Plan of Reorganization, dated as of September
               30, 1996, by and among the Company, Systems Management,
               Inc., SMI Acquisition I Corp. and the Stockholders named
               therein (Incorporated by reference to Exhibit 2.5 to the
               Registration Statement on Form S-1 (File No. 333-13101))
 2.6      --   Stock for Asset Purchase Agreement dated July 17, 1997, by and among Medical Manager Northeast, Inc., a New York
               corporation; The Computer Clinic, Inc., a New York
               corporation; MedPlus of New York, Inc., a New York
               corporation; Command Solutions, Inc. d/b/a Great Lakes
               Medical Systems, an Ohio corporation; and Michael G.
               Sherman, a resident of the state of New York (Incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K dated August 7, 1997)
 2.7      --   Asset Purchase Agreement dated as of September 10, 1997, by and among Medical Manager Midwest, Inc., Professional
               Management Systems, Inc. and the Stockholders named herein
               (Incorporated by reference to Exhibit 2.1 to the Company's
               Current Report on Form 8-K dated September 25, 1997)
 2.8      --   Purchase Agreement dated as of September 11, 1997, by and
               among Medical Manager Southeast, Inc., National Data
               Corporation, CIS Technologies, Inc., AMSC, Inc. and AMSC
               Midwest, Inc. (Incorporated by reference to Exhibit 2.2 to the Company's Current Report on Form 8-K dated September 25,
               1997)
 2.9      --   Asset Purchase Agreement dated as of December 31, 1997, by and among Medical Manager Corporation, Blue Cross And Blue
               Shield of South Carolina, Companion Technologies
               Corporation, and Companion Technologies of Florida, Inc.
               (Incorporated by reference to Exhibit 2.1 to the Company's
               Current Report on Form 8-K dated January 15, 1998)
 2.10     --   Stock Purchase Agreement dated as of December 31, 1997 by
               and among Medical Manager Corporation, Blue Cross And Blue
               Shield of South Carolina, Companion Technologies
               Corporation, and Companion Technologies Corporation of
               Texas. (Incorporated by reference to Exhibit 2.2 to the
               Company's Current Report on Form 8-K dated January 15, 1998)
 3.1      --   Certificate of Incorporation of the Company (Incorporated by
               reference to Exhibit 3.1 to the Registration Statement on
               Form S-1 (File No. 333-13101))

EXHIBIT
NUMBER                                 DESCRIPTION
-------                                -----------
 3.2      --   Amended and Restated Bylaws of the Company (incorporated by reference to Exhibit 3.2 to the Company's Annual Report on
               Form 10-K filed March 12, 1998)
 4.1      --   Form of Certificate evidencing ownership of Common Stock of the Company (Incorporated by reference to Exhibit 4.1 to
               Amendment No. 2 to the Registration Statement on Form S-1
               (File No. 333-13101))
 4.2      --   Credit Agreement, dated as of January 14, 1998 by
               and-between Medical Corporation, a Delaware corporation as
               Borrower, and Barnett Bank, N.A.,a national banking
               association, and its successors and assigns as Lender
               (Incorporated by reference to Exhibit 4.2 to the Company's
               Annual Report on Form 10-K filed March 12, 1998)
 5        --   Opinion of Akerman, Senterfitt & Eidson, P.A.*
10.1      --   1996 Long-Term Incentive Plan of the Company (Incorporated
               by reference to Exhibit 10.1 to Amendment No. 3 to the
               Registration Statement on Form S-1 (File No. 333-13101))
10.2      --   Amended and Restated 1996 Non-Employee Directors' Stock Plan
               of the Company (incorporated by reference to Exhibit 10.2 to the Company's Annual Report on Form 10-K filed March 12,
               1998)
10.3      --   Employment Agreement between the Company and Michael A.
               Singer (Incorporated by reference to Exhibit 10.3 to the
               Company's Annual Report on Form 10-K filed April 10, 1997)
10.4      --   Employment Agreement between the Company and Richard W.
               Mehrlich (Incorporated by reference to Exhibit 10.4 to the
               Company's Annual Report on Form 10-K filed April 10, 1997)
10.5      --   Employment Agreement between the Company and John H. Kang
               (Incorporated by reference to Exhibit 10.5 to the Company's
               Annual Report on Form 10-K filed April 10, 1997)
10.6      --   Employment Agreement between the Company and Frederick B.
               Karl, Jr. (Incorporated by reference to Exhibit 10.6 to the
               Company's Annual Report on Form 10-K filed April 10, 1997.)
10.7      --   Employment Agreement, dated as of November 25, 1996, between the Company and Lee A. Robbins (Incorporated by reference to
               Exhibit 10.7 to Amendment No. 2 to the Registration
               Statement on Form S-1 (File No. 333-13101))
10.8      --   Employment Agreement between the Company and Henry W.
               Holbrook (Incorporated by reference to Exhibit 10.8 to the
               Company's Annual Report on Form 10-K filed April 10, 1997)
10.9      --   Employment Agreement between the Company and Thomas P.
               Liddell (Incorporated by reference to Exhibit 10.9 to the
               Company's Annual Report on Form 10-K filed April 10, 1997)
10.10     --   Lease between PPI Holding Company, Inc. and Personalized
               Programming, Inc., dated March 12, 1996, as amended,
               (Incorporated by reference to Exhibit 10.10 to the
               Registration Statement on Form S-1 (File No. 333-13101))
10.11     --   Lease between Liddell, L.L.C. and Systems Management, Inc.
               (Incorporated by reference to Exhibit 10.11 to the Company's
               Annual Report on Form 10-K filed April 10, 1997)
10.12     --   Master License Agreement between Personalized Programming,
               Inc. and Systems Plus, Inc. dated November 15, 1982,
               together with eight addenda thereto (Incorporated by
               reference to Exhibit 10.12 to the Registration Statement on
               Form S-1 (File No. 333-13101))
10.13     --   Management Services Agreement and Option Agreement, dated as of September 1, 1996, between Medix, Inc. and National
               Medical Systems, Inc. (Incorporated by reference to Exhibit
               10.13 to Amendment No. 1 to the Registration Statement on
               Form S-1 (File No. 333-13101))
10.14     --   Stock Purchase Agreement, dated as of December 26, 1996, by and among the Company, National Medical Systems, Inc. and
               Electronic Data Systems Corporation (Incorporated by
               reference to Exhibit 10.14 to Amendment No. 2 to the
               Registration Statement on Form S-1 (File No. 333-13101))
21        --   List of subsidiaries of the Company (incorporated by
               reference to Exhibit 10.2 to the Company's Annual Report on
               Form 10-K filed March 12, 1998)

EXHIBIT
NUMBER                                 DESCRIPTION
-------                                -----------
23.1      --   Consent of Coopers & Lybrand L.L.P.*
23.2      --   Consent of Coopers & Lybrand L.L.P.*
23.3      --   Consent of Coopers & Lybrand L.L.P.*
23.4      --   Consent of Akerman, Senterfitt & Eidson, P.A. (included in its opinion filed as Exhibit 5)*


---------------


* Previously filed.